Exhibit 99.1
Investor Presentation Financial Information as of September 30, 2010 A Leading Regional Bank in the Mid-South

Forward Looking Information Certain statements contained in this presentation and the accompanying slides may not be based on historical facts and are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may be identified by reference to a future period or by the use of forward-looking terminology, such as “anticipate,” “believe,” “estimate,” “expect,” “foresee,” “may,” “might,” “will,” “intend,” “could,” “would” or “plan,” or future or conditional verb tenses, and variations or negatives of such terms. These forward-looking statements include, without limitation, statements about long-term prospects for shareholder value, the impact of the prevailing economy, results of operations, financial condition, and use of non-GAAP financial measures. We caution you not to place undue reliance on the forward-looking statements contained in this presentation, in that actual results could differ materially from those indicated in such forward-looking statements as a result of a variety of factors. These factors include, but are not limited to, conditions in the financial markets and economic conditions generally, the soundness of other financial institutions, levels of market volatility, the availability of capital if the Company elects or is compelled to seek additional capital, liquidity risk, the credit risk associated with real estate construction, acquisition and development loans, estimates of costs and values associated with real estate construction, acquisition and development loans in the Company’s loan portfolio, the adequacy of the Company’s allowance for credit losses to cover actual credit losses, governmental regulation and supervision of the Company’s operations, changes in interest rates, the impact of monetary policies and economic factors on the Company’s ability to attract deposits or make loans, the impact of hurricanes or other adverse weather events, risks in connection with completed or potential acquisitions, dilution caused by the Company’s issuance of any additional shares of its common stock to raise capital or acquire other banks, bank holding companies, financial holding companies and insurance agencies, restrictions on the Company’s ability to declare and pay dividends, the Company’s growth strategy, diversification in the types of financial services the Company offers, competition with other financial services companies, interruptions or breaches in security of the Company’s information systems, the Company’s ability to improve its internal controls adequately, any requirement that the Company write down goodwill or other intangible assets, the impact of recently enacted financial regulatory reforms, the impact of recent legislation on service charges on core deposit accounts, other factors generally understood to affect the financial results of financial services companies, and other factors detailed from time to time in BancorpSouth’s press releases and filings with the Securities and Exchange Commission. BancorpSouth does not undertake any obligation to update or revise forward-looking statements to reflect events or circumstances after the date of this presentation. Certain tabular presentations may not reconcile because of rounding. Unless otherwise noted, any quotes in this presentation can be attributed to company management. 2

Corporate Profile $13.6 billion in assets A banking presence in 8 states 312 locations A comprehensive line of financial products and services to individuals and to small- to mid-size businesses Traditional banking and non-interest products Nation’s 25th largest insurance agency / brokerage operation Data as of September 30, 2010 Insurance ranking from Business Insurance Magazine as of December 31, 2009 3

Regional Management Structure 4

$ $ $ $ $ $30.0 40.0 50.0 60.0 70.0 80.0 Q2 — 08 Q3 — 08 Q4- 08 Q1- 09 Q2 — 09 Q3- 09 Q4 — 09 Pre-Tax Pre-Provision Earnings Q1- 10 Q2- 10 Dollars in millions Q3- 10 5

Diversified Revenue Stream Net Interest Revenue Noninterest 64% Revenue 36% Mortgage lending 6% Insurance commissions Card and merchant 34% fees 15% Other Service charges 13% 28% Trust income 4% Percentages based on YTD data as of September 30, 2010 6

Mortgage Q2 — 09 Q3 — 09 Q4 — 09 Q1 — 10 Q2 — 10 Q3 — 10 MSR FMV Adjustment $5.0 ($2.7) $1.6 $0.0 ($8.3) ($4.6) Mortgage Servicing and Origination 9.0 4.7 7.0 5.0 6.0 13.5 Net Mortgage Revenue $14.0 $2.0 $8.6 $5.0 ($2.3) $8.9 MSR FMV Adjustment Mortgage Production $12.0 $6.0 $0.0 ($6.0) ($12.0) 09 9 09 0 0 0 0 1 1 1 — - — - — - Q2 Q3 Q4 Q1 Q2 Q3 Dollars in mil7

Deposits “Strong growth in core deposits.” Total Deposits as of September 30 ($ in billions) $11.2 $10.3 $11.0 $10.2 $9.7 $9.2 $9.5 $9.0 $7.0 $5.0 2005 2006 2007 2008 2009 2010 7% 7% 17% AL TX AR 11% TN LA 8% MO 3% MS as of September 30, 2010 8 47%

Deposit Growth Total Deposits as of September 30 ($ in billions) $10.3 $11.2 $12.0 CD s $10.0 th in Grow 1.2% $8.0 DDA s earing $6.0 est-B inInter owth % Gr $4.0 14 $2.0 $0.0 2009 2010 Demand - Non-Interest Demand — Interest Savings CDs 9

Loans “Steady loan production in a challenging economic environment.” Loans Net of Unearned Income as of September 30 ($ in billions) $11.0 $9.6 $9.8 $9.5 CAGR = 6.1% $9.1 $7.8 $9.0 $7.1 $7.0 $5.0 $3.0 2005 2006 2007 2008 2009 2010 8% 8% TX AL 14% 11% TN AR 7% MO LA 9% MS 43% as of September 30, 2010 10

Financial Highlights

Balance Sheet Information As of September 30, 2010 2009% Change Total assets $13,583 $13,272 2.3% Total earning assets 12,451 12,095 2.9 Securities 2,274 2,139 6.3 Short-term investments 536 118 354.2 Loans, net of unearned income 9,515 9,758 (2.5) Allowance for credit losses (205) (145) 41.4 Total deposits 11,197 10,297 8.7 Short-term borrowings 654 1,016 (35.6) Common shareholders’ equity 1,236 1,286 (3.9) Book value per share $14.80 $15.41 (4.0) % Dollars in millions, except per share amounts 12

Operating Results Nine Months Ended September 30, 2010 2009% Change Net interest revenue $330.9 $332.6 (0.5) % Provision for credit losses 160.7 55.1 191.7 Noninterest revenue 190.2 210.8 (9.8) Noninterest expense 363.6 366.7 (0.8) Income (loss) before income taxes (3.2) 121.6 (102.6) Income tax provision (benefit) (10.3) 36.7 (128.1) Net income (loss) $7.1 $84.9 (91.6) % Net income (loss) per share: diluted $0.08 $1.02 (92.2) % Dollars in millions, except per share amounts 13

Net Interest Margin 4.00% 3.64% 3.75% 3.50% 3.35% 3.25% 3.00% 2.75% Q3-07 Q4-07 Q1-08 Q2-08 Q3-08 Q4-08 Q1-09 Q2-09 Q3-09 Q4-09 Q1-10 Q2-10 Q3-10 BXS SNL Bank Peer Data from SNL Financial as of 8/30/2010 The SNL Bank peer group includes a number of publicly traded banks and bank holding companies, as compiled by SNL Financial LC. The aggregate amounts are size-weighted, calculated by consolidating all companies into a single entity. 14

Balanced Loan Portfolio NPL as a Percent of Outstanding NPL Outstanding Consumer Mortgages $2,001 $52.7 2.6% Home Equity 552 1.6 0.3 Commercial — Non-Owner Occupied & Multi-Family 1,811 56.8 3.1 Construction, Acquisition and Development 1,307 228.8 17.5 Commercial & Industrial — Non-Real Estate 1,438 14.8 1.0 Commercial & Industrial — Owner Occupied 1,376 39.4 2.9 Agricultural 262 6.0 2.3 Credit Cards 103 4.3 4.2 All Other 665 5.0 0.7 Total Loans $9,515 $409.4 4.3% % of Loans Outstanding Consumer Mortgages & Home Equity 11% 27% 14% Commercial — Non-Owner Occupied & Multi-Family 15% 14% 19% Construction, Acquisition & Development Commercial & Industrial — Non-Real Estate Commercial & Industrial — Owner Occupied Agricultural, Credit Cards, & All Other As of September 30, 2010 Dollars in millions 15

Real Estate Construction, Acquisition and Development NPL as a Percent of Outstanding NPL Outstanding Multi-Family Construction $28 $10.7 37.4% 1-4 Family Construction 211 12.5 5.9 Recreation and All Other Loans 45 1.0 2.3 Commercial Construction 239 31.0 12.9 Commercial Acquisition and Development 261 36.3 13.9 Residential Acquisition and Development 523 137.3 26.3 Real Estate Construction, Acquisition and Development $1,307 $228.8 17.5% Outstanding $600 $500 $400 $300 $200 Loans $100 $0 Multi-Family 1-4 Family Recreation & All Commercial Commercial A & D Residential A & D Construction Construction Other Loans Construction As of September 30, 2010 Dollars in millions 16

Residential Acquisition and Development As of September 30, 2010 $650 “The Residential A&D portfolio has $622 $606 $601 declined by 16% over the last year.” $600 $570 $550 $523 $500 $450 Sep-09 Dec-09 Mar-10 Jun-10 Sep-10 Dollars in millions “Other” includes lines of business not managed by a geographic region. 17

Residential Acquisition and Development Greater Memphis AL / FL NE TN Other Total Unpaid principal balance of impaired loans $75.1 $36.3 $5.2 $28.4 $145.0 Cumulative charge-offs on impaired loans 21.7 8.7 1.3 5.7 37.4 Outstanding principal balance of impaired loans 53.4 27.6 3.9 22.7 107.6 Other non-accrual loans and leases not impaired 4.4 0.3 6.2 11.2 22.1 Total non-accrual loans and leases 57.8 27.9 10.1 33.9 129.7 Allowance for impaired loans and leases 5.3 8.3 1.0 6.7 21.3 Nonaccrual loans and leases, net of specific reserves $52.5 $19.6 $9.1 $27.2 $108.4 Non-performing loans and leases 57.8 29.1 12.9 37.5 137.3 Performing loans and leases 59.5 52.8 38.3 235.0 385.6 Total residential A & D loans and leases $117.3 $81.9 $51.2 $272.5 $522.9 As of September 30, 2010 Dollars in millions “Other” includes all other geographic regions and lines of business not managed by a geographic region. 18

YTD Net Charge-Offs

	Greater Memphis	AL / FL	NE TN	Other	Total
Consumer Mortgages	$2.7	$2.8	$2.1	$8.1	$15.8
Home Equity	0.5	2.0	0.2	1.2	4.0
Commercial - Non-Owner Occupied & Multi-Family	3.0	0.9	0.2	3.5	7.6
Construction, Acquisition and Development	43.9	20.9	3.4	12.6	80.8
Commercial & Industrial - Non-Real Estate	1.9	1.4	0.6	5.5	9.5
Commercial & Industrial - Owner Occupied	2.0	1.3	0.1	3.9	7.3
Agricultural	0.5	0.0	0.0	0.2	0.7
Credit Cards	0.0	0.0	0.0	2.9	2.9
All Other	0.8	0.2	0.1	2.0	3.1
Total Net Charge-Offs	**$55.3**	**$29.6**	**$6.7**	**$40.0**	**$131.7**

	Greater Memphis	AL / FL	NE TN	Other	Total
Multi-Family Construction	$0.1	$3.0	$0.0	$1.3	$4.5
1-4 Family Construction	1.0	1.2	1.5	1.9	5.6
Recreation and All Other Loans	0.2	0.1	0.0	0.2	0.4
Commercial Construction	1.2	0.3	0.0	1.8	3.2
Commercial Acquisition and Development	6.8	0.0	0.8	2.4	10.0
Residential Acquisition and Development	34.6	16.2	1.2	5.1	57.1
Construction A & D Net Charge-Offs	**$43.9**	**$20.9**	**$3.4**	**$12.6**	**$80.8**

As of September 30, 2010

Dollars in millions

"Other" includes all other geographic regions and lines of business not managed by a geographic region.

19

Peer Group Comparison

Non-Performing Loans / Loans (NPLs include non-accruing loans, restructured loans, and loans 90+ days past due) 5.53% 6.00% 5.28% 5.44% 4.85% 5.00% 4.23% 4.00% 4.30% 3.00% 3.13% 2.43% 2.00% 1.91% 1.00% 1.00% 1.14% 0.00% 6/30/09 9/30/09 12/31/09 3/31/10 6/30/10 9/30/10 BXS SNL Bank Peer Data from SNL Financial as of 8/30/2010 The SNL Bank peer group includes a number of publicly traded banks and bank holding companies, as compiled by SNL Financial LC. The aggregate amounts are size-weighted, calculated by consolidating all companies into a single entity. 21

Non-Performing Assets / Assets (NPAs include non-accruing loans, restructured loans, loans 90+ days past due, and OREO) 5.00% 4.26% 4.32% 4.11% 4.00% 3.43% 3.07% 3.62% 3.00% 2.76% 2.00% 2.23% 1.87% 1.00% 1.31% 1.12% 0.00% 6/30/09 9/30/09 12/31/09 3/31/10 6/30/10 9/30/10 BXS SNL Bank Peer Data from SNL Financial as of 8/30/2010 The SNL Bank peer group includes a number of publicly traded banks and bank holding companies, as compiled by SNL Financial LC. The aggregate amounts are size-weighted, calculated by consolidating all companies into a single entity. 22

Net Charge-Offs / Average Loans 4.00% 3.21% 3.32% 3.18% 2.99% 2.90% 3.00% 2.00% 2.08% 2.10% 1.00% 1.27% 1.26% 0.68% 0.55% 0.00% Q2-09 Q3-09 Q4-09 Q1-10 Q2-10 Q3-10 BXS SNL Bank Peer Data from SNL Financial as of 8/30/2010 The SNL Bank peer group includes a number of publicly traded banks and bank holding companies, as compiled by SNL Financial LC. The aggregate amounts are size-weighted, calculated by consolidating all companies into a single entity. 23

Total Equity / Total Assets 11.00% 9.69% 9.69% 10.00% 9.59% 9.56% 9.58% 9.34% 9.20% 9.33% 9.66% 9.10% 9.52% 9.50% 9.00% 9.24% 9.26% 9.18% 8.74% 8.00% 7.80% 7.00% 9/30/08 12/31/08 3/31/09 6/30/09 9/30/09 12/31/09 3/31/10 6/30/10 9/30/10 BXS SNL Bank BXS Equity is 100% Common Equity Peer Data from SNL Financial as of 8/30/2010 The SNL Bank peer group includes a number of publicly traded banks and bank holding companies, as compiled by SNL Financial LC. The aggregate amounts are size-weighted, calculated by consolidating all companies into a single entity. 24

Tangible Common Equity / Tangible Assets 9.00% 7.64% 7.63% 7.53% 7.52% 8.00% 7.25% 7.29% 7.15% 7.23% 7.11% 7.00% 6.00% 6.15% 5.71% 5.81% 5.00% 5.48% 4.54% 4.00% 4.04% 3.56% 3.68% 3.00% 9/30/08 12/31/08 3/31/09 6/30/09 9/30/09 12/31/09 3/31/10 6/30/10 9/30/10 BXS SNL Bank Peer Data from SNL Financial as of 8/30/2010 The SNL Bank peer group includes a number of publicly traded banks and bank holding companies, as compiled by SNL Financial LC. The aggregate amounts are size-weighted, calculated by consolidating all companies into a single entity. 25

Dividend Growth $0.90 $0.85 $0.80 $0.75 $0.70 $0.65 $0.60 $0.55 $0.50 $0.45 $0.40 $0.35 $0.30 $0.25 $0.20 $0.15 $0.10 $0.05 $0.00 1983 1984 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 Cash dividend per share of common stock 26

BancorpSouth’s common stock is traded on the New York Stock Exchange under the symbol BXS. Additional information can be found at www.bancorpsouth.com . Investor Inquiries: William L. Prater Chief Financial Officer BancorpSouth, Inc. 662-680-2536 bill.prater@bxs.com A Leading Regional Bank in the Mid-South

Appendix
Reconciliation of Non-GAAP Measures
This presentation contains financial information determined by methods other than those prescribed by accounting principles generally accepted in the United States (“GAAP”). Management uses these “non-GAAP” financial measures in its analysis of our capital and performance. Management believes that tangible common equity to tangible assets is important to investors who are interested in evaluating the adequacy of our capital levels. Management believes that pre-tax, pre-provision earnings is important to investors as it shows earnings trends without giving effect to loan loss provision.
You should not view these disclosures as a substitute for results determined in accordance with GAAP, and they are not necessarily comparable to no-GAAP measures used by other companies. The limitations associated with these measures are the risks that persons might disagree as to the appropriateness of items comprising these measures and that different companies might calculate these measures differently. Information provided in this Appendix reconciles these non-GAAP measures with comparable measures calculated in accordance with GAAP.

	As of	As of	As of	As of	As of	As of	As of	As of	As of
(Dollars in Thousands)	9/30/2008	12/31/2008	3/31/2009	6/30/2009	9/30/2009	12/31/2009	3/31/2010	6/30/2010	9/30/2010
Shareholders’ Equity —> A	$1,242,719	$1,240,260	$1,255,659	$1,274,947	$1,286,218	$1,276,296	$1,264,883	$1,240,259	$1,235,704
Assets —> B	13,300,728	13,480,218	13,458,364	13,297,819	13,271,873	13,167,866	13,230,189	13,421,003	13,583,015
Intangibles —> C	300,624	297,131	295,867	295,639	294,444	293,629	292,614	291,631	290,670
Tangible Equity —> D=A-C	942,095	943,129	959,792	979,308	991,774	982,667	972,269	948,628	945,034
Tangible Assets —> E=B-C	13,000,104	13,183,087	13,162,497	13,002,180	12,977,429	12,874,236	12,937,575	13,129,373	13,292,345

Total Equity / Total Assets (%) —> F=A/B	9.34%	9.20%	9.33%	9.59%	9.69%	9.69%	9.56%	9.24%	9.10%
Tangible Equity / Tangible Assets (%) —> G=D/E	7.25%	7.15%	7.29%	7.53%	7.64%	7.63%	7.52%	7.23%	7.11%
Tangible Common Equity / Tangible Assets (%) —> G=D/E	7.25%	7.15%	7.29%	7.53%	7.64%	7.63%	7.52%	7.23%	7.11%

(Dollars in Thousands)	Q2-08	Q3-08	Q4-08	Q1-09	Q2-09	Q3-09	Q4-09	Q1-10	Q2-10	Q3-10
Net Interest Income Before Provision —> A	$109,843	$109,603	$111,321	$109,876	$110,940	$111,736	$112,347	$111,882	$109,329	$109,678
Noninterest Income —> B	73,265	63,433	39,449	66,292	79,739	59,550	63,364	63,332	57,086	69,751
Noninterest Expense —> C	112,064	116,060	111,091	118,453	123,266	119,747	122,221	120,483	120,016	123,087
Pre-Tax Pre-Provision Earnings —> D=A+B-C	71,044	56,977	39,678	57,715	67,413	51,539	53,491	54,731	46,399	56,342